                                                                EXHIBIT 10.13(e)


                                    GUARANTY

TO: Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent")

                             PRELIMINARY STATEMENTS:

         A. Reference is made to the Second Amended and Restated Reducing Revolving Credit Agreement dated as of February 12, 1998 (as from time to time amended, extended, restated, modified or supplemented, the "Credit Agreement;" capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) among Cinemark USA, Inc. (the "Company"), the banks from time to time party thereto (together with any Bank or any Affiliate of any bank, in its capacity as a counterparty under any Swap Contract, the "Banks"), Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent") for said Banks, NationsBank of Texas, N.A. as Syndication Agent, and BankBoston, N.A., The Bank of Nova Scotia, CIBC Inc. and Fleet Bank, N.A., as Co-Agents.

         B. Each Guarantor is a Material Restricted Subsidiary and has derived, and expects to continuing deriving, direct and indirect benefits from extensions of credit made to the Company, and now desires to guaranty the Obligations

         C. It is a requirement of the Credit Agreement that each Material Restricted Subsidiary execute and delivery this Guaranty.

         NOW, THEREFORE, each Guarantor agrees as follows:

         1. For valuable consideration, each of the undersigned (each, a "Guarantor" and collectively, the "Guarantors") unconditionally, absolutely and irrevocably jointly and severally guarantees and promises to pay to the Administrative Agent, or order, on demand, in lawful money of the United States and in immediately available funds, any and all present or future Obligations owing to the Banks and the Administrative Agent (collectively, the "Guarantied Parties"). The term Obligations has the meaning assigned to such term under the Credit Agreement and is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of the Company, now, or hereafter made, incurred, or created, whether voluntary or involuntarily, and however arising, including, without limitation, any and all attorneys' fees (including the allocated cost of inhouse counsel), costs, premiums, charges, or interest owed by the Company to the Guarantied Parties, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Company may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter become otherwise unenforceable.

         2. This Guaranty is a continuing guaranty which relates to any Obligations, including those which arise under successive transactions which shall either cause the Company to incur new Obligations, continue the Obligations from time to time, or renew them after they have been satisfied. Each Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment of the Obligations. Any payment by any Guarantor shall not reduce its maximum obligation hereunder.

         3. Each Guarantor agrees that it is directly and primarily liable to the Administrative Agent for the benefit of the Guarantied Parties, that its obligations hereunder are independent of the Obligations of the Company, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against any Guarantor, whether action is brought against the Company or whether the Company is joined in any such action or actions. Each Guarantor agrees that any releases which may be given by the Administrative Agent and the Guarantied Parties to the Company or any other guarantor shall not release it from this Guaranty.

         4. The obligations of each Guarantor under this Guaranty shall not be affected, modified or impaired upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of any Guarantor:

          (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations;

          (b) the failure to give notice to any Guarantor of the occurrence of any Event of Default under the terms and provisions of the Agreement;

          (c) the waiver of the payment, performance or observance of any of the Obligations;

          (d) the taking or omitting to take any actions referred to in any Loan Document or of any action under this Guaranty;

          (e) any failure, omission or delay on the part of the Administrative Agent and/or the Guarantied Parties to enforce, assert or exercise any right, power or remedy conferred in this Guaranty, the Credit Agreement, any other Loan Document or any other indulgence or similar act on the part of the Administrative Agent and/or the Guarantied Parties in good faith and in compliance with applicable law;

          (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of, or other similar proceedings which affect any Guarantor, any other guarantor of any of the Obligations of the Company or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Guaranty in any such proceeding;

          (g) to the extent permitted by law, the release or discharge of any other guarantors of the Obligations from the performance or observance of any obligation, covenant or agreement contained in any guaranties of the Obligations by operation of law; or

          (h) the default or failure of any other guarantors of the Obligations fully to perform any of their respective obligations set forth in any such guaranties of the Obligations.

         To the extent any of the foregoing refers to any actions which the Administrative Agent or the Guarantied Parties may take, each Guarantor hereby agrees that the Administrative Agent and/or the Guarantied Parties may take such actions in such manner, upon such terms, and at such times as the Administrative Agent or the Guarantied Parties, in their discretion, deem advisable, without, in any way or respect, impairing, affecting, reducing or releasing any Guarantor from its undertakings hereunder and each Guarantor hereby consents to each and all of the foregoing actions, events and occurrences.

         5. Each Guarantor hereby waives:

          (a) any and all rights to require the Administrative Agent or the Guarantied Parties to prosecute or seek to enforce any remedies against the Company or any other party liable to the Administrative Agent or the Guarantied Parties on account of the Obligations;

          (b) any right to assert against the Administrative Agent or the Guarantied Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the Company or any other party liable to the Administrative Agent or the Guarantied Parties in any way or manner under the Credit Agreement;

          (c) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any Loan Document and the security interest granted pursuant thereto;

          (d) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or the Guarantied Parties including, without limitation, any direction to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes such Guarantor's subrogation rights, rights to proceed against the Company for reimbursement, or any other rights of such Guarantor to proceed against the Company, against any other guarantor, or against any other security, with such Guarantor understanding that the exercise by the Administrative Agent and/or the Guarantied Parties of certain rights and remedies may offset or eliminate such Guarantor's right of subrogation against the Company, and that such Guarantor may therefore incur partially or totally non-reimbursable liability hereunder;

          (e) all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which such Guarantor may be entitled; and

          (f) without limiting the generality of the foregoing, such Guarantor hereby expressly waives any and all benefits of California Civil Code Sections 2809, 2810, 2819, 2825, 2839 and 2845 through 2850.

         6. Each Guarantor hereby agrees that unless and until all Obligations have been paid to the Administrative Agent and the Guarantied Parties in full, it shall not have any rights of subrogation, reimbursement or contribution as against the Company or any other guarantor, if any, and shall not seek to assert or enforce the same. Each Guarantor understands that the exercise by Administrative Agent of certain rights and remedies contained in the Loan Documents may affect or eliminate such Guarantor's right of subrogation if any, against the Company and that such Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, such Guarantor hereby authorizes and empowers the

Administrative Agent and the Guarantied Parties to exercise, in their sole discretion, any right and remedy, or any combination thereof, which may then be available, since it is the intent and purpose of such Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

         7. Each Guarantor is presently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of the Company, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment. Each Guarantor hereby waives its right, if any, to require the Administrative Agent or the Guarantied Parties to disclose to it any information which the Administrative Agent or any Bank may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of any other guarantor.

         8. The Administrative Agent and each Bank's books and records evidencing the Obligations shall be admissible in any action or proceeding and shall be binding upon the Guarantors for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

         9. Notwithstanding anything to the contrary contained herein, each Guarantor's liability pursuant to this Guaranty shall be limited to the greater of (a) the reasonably equivalent value, received by such Guarantor or any of its subsidiaries arising out of the Loan Documents (including, without limitation, repayment of intercompany or third party debt of, investments made in, and capital contributions, advances and loans made to, such Guarantor or any of its subsidiaries, directly or indirectly, by Company or any other subsidiary with, or as a direct or indirect result of obtaining, the proceeds of any credit extended under the Loan Documents) in exchange for or in connection with such Guarantor's guaranty of the Obligations, and (b) 95% of the excess of (i) a `fair valuation' of the amount of the assets and other property of such Guarantor and its subsidiaries taken as a whole as of the applicable date of determination of the incurrence of such Guarantor's obligations hereunder over
(ii) a `fair valuation' of such Guarantor's and its subsidiaries' debts taken as a whole as of such date, but excluding liabilities arising under this Guaranty and excluding all liabilities owing by such Guarantor and its subsidiaries taken as a whole to the Company or any other Subsidiary or otherwise subordinated to such Guarantor's obligations hereunder, it being understood that a portion of such indebtedness owing to Company shall be discharged on a dollar-for-dollar basis in an amount equal to the amount paid by such Guarantor hereunder. The meaning of the terms `reasonably equivalent value' and `fair valuation,' and the calculations of assets and other property and debts shall be determined in accordance with the applicable federal and California state laws in effect on the date hereof governing the determination of the insolvency of a debtor and to further the intent of all parties hereto to maximize the amount payable by a Guarantor without rendering it insolvent or leaving it with an unreasonably small amount of capital in relation to its business, in either case, at the applicable date for the determination of the incurrence of its obligations hereunder, provided, however, each Guarantor agrees, to the maximum extent permitted by law, that `fair valuation' of such Guarantor's and its subsidiaries' assets and other properties means the fair market sales price as would be obtained in an arms-length transaction between competent, informed and willing parties under no compulsion to sell or buy or collections thereof obtained in the ordinary course of business and `fair valuation' of its debts means the amount, in light of the applicable circumstances, at the time, for which such Guarantor or its subsidiaries is liable for matured known liquidated liabilities or would reasonably be expected to become liable on continent or unliquidated liabilities as they mature and taking into consideration the nature of any such contingency and the probability that liability would be imposed.

         10. Each Guarantor represents and warrants for and with respect to itself that:

          (a) Such Guarantor: (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and execute, deliver, and perform its obligations under, the Loan Documents;
(iii) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and (iv) is in compliance with all Requirements of Law; except, in each case referred to in clause (ii), (iii) or clause (iv), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (b) The execution, delivery and performance by such Guarantor of this Guaranty have been duly authorized by all necessary corporate action, and do not and would not be expected to: (i) contravene the terms of any of such Guarantor's articles of incorporation, bylaws or other organization documents;
(ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which such Guarantor or its Property is subject; or
(iii) violate any Requirement of Law.

          (c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Guarantor of the Guaranty, except for routine corporate filings to maintain the corporate good standing of such Guarantor.

          (d) This Guaranty constitutes the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          (e) There is no action, suit or proceeding pending against, or to the knowledge of such Guarantor, threatened against or affecting such Guarantor, before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity or enforceability of this Guaranty; and

          (f) The execution, delivery and performance by such Guarantor of this Guaranty does not constitute, to the best knowledge of such Guarantor, a "fraudulent conveyance," "fraudulent obligation" or "fraudulent transfer" within the meanings of the

Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any jurisdiction.

         11. All notices and other communications hereunder shall be delivered, in the manner and with the effect provided in the Credit Agreement and, in the case of the Guarantors, in care of the Company.

         12. This Guaranty shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent's and the Guarantied Parties' successors and assigns. This Guaranty cannot be assigned by any Guarantor without the prior written consent of the Administrative Agent and the Guarantied Parties which shall be in the Administrative Agent's and the Guarantied Parties' sole and absolute discretion.

         13. No failure or delay by the Administrative Agent or the Guarantied Parties in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         14. The Guarantors shall jointly and severally pay (a) all reasonable out-of-pocket expenses of the Administrative Agent and the Guarantied Parties, including reasonable fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff) for the Administrative Agent, in connection with any waiver or consent hereunder or any amendment hereof and (b) all out-of-pocket expenses incurred by the Administrative Agent and the Guarantied Parties, including fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff), in connection with the enforcement of this Guaranty (whether or not suit is brought).

         15. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of the Administrative Agent authorized to do so. This Guaranty merges all negotiations, stipulations and provisions relating to the subject matter of this Guaranty which preceded or may accompany the execution of this Guaranty.

         16. This Guaranty and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of California without reference to the principles of conflicts of laws thereof.

         17. This Guaranty may be executed in any number of counterparts and by the different patties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         18. Terms not defined herein shall have the meanings assigned to them in the Credit Agreement.

         19. Any indebtedness of the Company now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Company to the Administrative Agent and the Guarantied Parties; and such indebtedness of the Company to any Guarantor if the Administrative Agent so requests shall be collected, enforced and received by each Guarantor as trustee for the Administrative Agent and the Guarantied Parties and be paid over to the Administrative Agent on account of the indebtedness of the Company to the Administrative Agent and the Guarantied Parties but without reducing or affecting in any manner the liability of any Guarantor under the other provisions of this guaranty.

         20. It is not necessary for the Guarantied Parties to inquire into the powers of the Company or of the officers, directors or agents acting or purporting to: act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         21. Any Person becoming or which is designated a Material Restricted Subsidiary shall become a Guarantor hereunder by executing and delivering a supplement hereto substantially in the form of Exhibit A hereto and by complying with Section 6.13 of the Credit Agreement. Upon the Administrative Agent's receipt of a duly executed and delivered supplement, Exhibit A shall be deemed amended to include such additional Person as a Guarantor and such Person shall become a party hereto as through a signatory hereto, with no amendment or further action required hereunder, and thereafter, all references to Guarantors shall include such additional Person.

         DATED AS OF: February 12,1998

                                             "GUARANTOR"

                                             CINEMARK PROPERTIES INC.

                                             By      /s/  Jeff Stedman
                                                     ---------------------------
                                             Name    Jeff Stedman
                                                     ---------------------------
                                             Title   Senior Vice President
                                                     ---------------------------


BANK OF AMERICA NATIONAL TRUST

AND SAVINGS ASSOCIATION, AS

ADMINISTRATIVE AGENT

By:    /s/ David Price
   ---------------------------
            Vice President

                                    EXHIBIT A
                                       TO
                                    GUARANTY
                              ADDITIONAL GUARANTORS

                                                         Dated: __________, 199_

         Reference is made to that certain Guaranty dated as of __________ as amended (the "Guaranty"), by and among the Guarantors from time to time party thereto in favor of Bank of America National Trust and Savings Association, as Administrative Agent for the Guarantied Parties. Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Guaranty and the Credit Agreement referred to therein.

         ____________________, a Material Restricted Subsidiary of
____________________, ("Subsidiary") hereby agrees to become a Guarantor under the Guaranty, and agrees to be bound by all the terms and conditions applicable to a Guarantor thereunder as of the date hereof.

         The undersigned Subsidiary hereby represents and warrants to the matters set forth in Section 10 of the Guaranty as of the date hereof.

         The undersigned existing Guarantors hereby consent to Subsidiary becoming a party to the Guaranty. This supplement to the Guaranty is executed by the parties hereto as of the date first written above.

                                                "SUBSIDIARY"

                                                By
                                                       -------------------------
                                                Name
                                                       -------------------------
                                                Title
                                                       -------------------------


                                                EXISTING GUARANTORS

                                                By
                                                       -------------------------
                                                Name
                                                       -------------------------
                                                Title
                                                       -------------------------

ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, AS
ADMINISTRATIVE AGENT

By:
   --------------------------
         Vice President


                                       2